Notes Payable	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Debt Disclosure [Abstract]
Notes Payable

Note 14. Notes Payable

Notes payable at March 31, 2023 and December 31, 2022, were comprised of the following (In thousands):

	Due date	Interest rate	March 31, 2023	December 31, 2022
Bank credit		3.7%	1,580	1,623
Other short-term notes payable		3.0%	417	425
Financed receivables	Cancelled January 10, 2023	8.5%	—	71
Total notes payable			1,997	2,119
Less: current portion			(1,715)	(1,797)
Notes payable - long-term portion			$282	$322

Note 12. Notes Payable

Notes payable on December 31, 2022 and 2021, were comprised of the following (In thousands):

	December 31, 2022	December 31, 2021
Short-term bank credit	$1,623	$949
Financed receivables	71	—
Other short-term notes payable	425	12
Total notes payable	2,119	961
Less: current portion	(1,797)	(961)
Notes payable - long-term portion	$322	$—

Short-term bank credit

At December 31, 2022 and 2021, Enertec had short-term bank credit of $1.6 million and $0.9 million, respectively, that bears 6% interest, and is paid either on a monthly or weekly basis.

Financed receivables

The Company has a business financing agreement (”Financing Agreement”) with Western Alliance Bank. Under the Financing Agreement, the Company may borrow up to 85% of the amounts of customer invoices issued by the Company, up to a maximum of $2.5 million in aggregate advances outstanding at any time.

Interest accrues on amounts outstanding under the Financing Agreement at an annual rate equal to the greater of prime or 4.5% plus one percent. As of December 31, 2022 and 2021, the annual interest rate was 8.5% per annum and 5.5% per annum, respectively. The Company is required to pay certain fees, including an annual facility fee of $14,700, to be paid in two equal semiannual installments. The Company’s obligations under the Financing Agreement are secured by a security interest in substantially all of the assets of the Company and any domestic subsidiaries, subject to certain customary exceptions. The Financing Agreement has no specified term and may be terminated by either the Company or Western Alliance Bank at any time.

The Financing Agreement contains customary events of default, including, among others: non-payment of principal, interest or other amounts when due; providing false or misleading representations and information; Western Alliance Bank failing to have an enforceable first lien on the collateral; cross-defaults with certain other indebtedness; certain undischarged judgments; bankruptcy, insolvency or inability to pay debts; and a change of control of the Company. Upon the occurrence and during the continuance of an event of default, the interest rate on the outstanding borrowings increases by 500 basis points and the bank may declare the loans and all other obligations under the Financing Agreement immediately due and payable. Western Alliance Bank waived the potential change in control default in relation to the Acquisition.

At December 31, 2022 and December 31, 2021, the Company’s total outstanding borrowings under the Financing Agreement were $71,000 and $0, respectively, and are included under current liabilities in notes payable on the consolidated balance sheets.

On January 11, 2023, the Company entered into a Securities Purchase Agreement (“SPA”) with two accredited investors (the “Lenders”) pursuant to which the Company sold to the Lenders $3.3 million of convertible notes. The Lenders required us to terminate the Financing Agreement as a condition of issuance of the notes (see Note 22. Subsequent Events).

Other short-term notes payable

Microphase has business financing agreements for equipment leases with several lenders. Under these financing agreements Microphase has short-term notes outstanding of $103,000 and long term notes outstanding of $322,000 paid monthly.